SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15 (d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported): March 15, 2002

                              AREMISSOFT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25713	68-0413939
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
incorporation or organization)		Identification No.)

Two Meridian Crossings
Minneapolis, MN	55423
(Address of principal executive offices)	(Zip Code)

                                                                                            (612) 851-1900

                                                            (Registrant’s telephone number, including area code)

                                                                (Former name or former address if changed since last report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On March 15, 2002, AremisSoft Corporation (the “Company”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”).  None of the subsidiaries of the Company, including SoftBrands, Inc. have filed, or expect to file, for protection under the Bankruptcy Code.

The Company manages, and will continue to manage, its properties and operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On March 15, 2002, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 15, 2002
99.2	Letter to Shareholders dated March 15, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AREMISSOFT CORPORATION

Date: March 15, 2002	/s/ DAVID G. LATZKE
David G. Latzke,
Chief Financial Officer